CONSENT AND SIXTEENTH AMENDMENT
TO LOAN AND SECURITY AGREEMENT

THIS CONSENT AND SIXTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of September 2, 2008, by and among SMF Energy Corporation, a Delaware corporation and successor-by-merger to Streicher Mobile Fueling, Inc., a Florida corporation ("SMF"); SMF Services, Inc., a Delaware corporation ("SSI"); H & W Petroleum Company, Inc., a Texas corporation ("H & W" and, together with SMF and SSI, collectively, "Borrower"); and Wachovia Bank, National Association, a national banking association and successor-by-merger to Congress Financial Corporation (Florida) ("Lender").

RECITALS

A. Borrower and Lender are parties to that certain Loan and Security Agreement dated September 26, 2002 (as at any time amended, restated, supplemented or otherwise modified, the "Loan Agreement"). The Obligations under (and as defined in) the Loan Agreement are guaranteed by Streicher Realty, Inc., a Florida corporation ("Guarantor").

B. The parties hereto desire to amend the Loan Agreement upon the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Each capitalized term used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such term in the Loan Agreement.

2. Borrower has requested that Lender consent to SMF's incurrence of unsecured Subordinated Debt pursuant to one or more Convertible Promissory Notes dated on or around September 2, 2008, in form and substance similar to the form of Convertible Promissory Note attached hereto as Exhibit A with only such changes as may be disclosed to and accepted by Lender in writing in its discretion, executed by SMF in favor of certain investors (the "September 2008 Subordinated Debt Issuance"). Lender hereby consents to the September 2008 Subordinated Debt Issuance, provided that: (a) the proceeds of such Subordinated Debt shall be fully funded and received by SMF on or prior to December 31, 2008, and shall be used by Borrower exclusively for working capital purposes, (b) Lender shall have received and approved, prior to the date that such Subordinated Debt is incurred, copies of the proposed documents intended to evidence the September 2008 Subordinated Debt Issuance, with true, correct and complete copies of such executed documents to be furnished to Lender promptly after execution, (c) such Subordinated Debt shall be subject and subordinate to the payment of the Obligations pursuant to Subordination Agreements in form and substance similar to the form of Subordination Agreement attached hereto as Exhibit B with only such changes as may be disclosed to and accepted by Lender in writing in its discretion, (d) such Subordinated Debt shall otherwise be subject to the terms of Section 9.9(e) of the Loan Agreement, and (e) the total aggregate principal amount Borrower is allowed to receive under the September 2008 Subordinated Debt Issuance and under the New Preferred Stock Issuance, as contemplated by (and as defined in) that certain consent letter dated as of August 15, 2008, by Lender to Borrower (the "August 2008 Consent Letter"), cannot exceed $1,500,000.

3. Subject to the satisfaction of each of the conditions precedent set forth in this Amendment, the Loan Agreement is hereby amended by deleting Section 1.37 of the Loan Agreement in its entirety and by substituting in lieu thereof the following:

"Interest Rate" shall mean, as to Prime Rate Loans, the rate of two and three-quarters percent (2.75%) per annum in excess of the Prime Rate and, as to Eurodollar Rate Loans, the rate of five and one-half percent (5.50%) per annum in excess of the Adjusted Eurodollar Rate (based on the London Interbank Offered Rate applicable for the Interest Period selected by Borrower as in effect two (2) Business Days prior to the commencement of the Interest Period, whether such rate is higher or lower than any rate previously quoted to Borrower); provided, that, notwithstanding anything to the contrary contained herein, the Interest Rate shall mean the rate of five and three-quarters percent (5.75%) per annum in excess of the Prime Rate as to Prime Rate Loans and the rate of eight and one-half percent (8.50%) per annum in excess of the Adjusted Eurodollar Rate as to Eurodollar Rate Loans, at Lender's option, without notice, (a) either (i) for the period on and after the date of termination or non-renewal hereof until such time as all Obligations are indefeasibly paid and satisfied in full in immediately available funds, or (ii) for the period from and after the date of the occurrence of any Event of Default, and for so long as such Event of Default is continuing as determined by Lender and (b) on the Revolving Loans at any time outstanding in excess of the Borrowing Base or the Revolving Loan Limit (whether or not such excess(es) arise or are made with or without Lender's knowledge or consent and whether made before or after an Event of Default).

4. Borrower hereby ratifies and reaffirms the Obligations, each of the Financing Agreements and all of Borrower's covenants, duties, indebtedness and liabilities under the Financing Agreements.

5. To induce Lender to enter into this Amendment and to grant the accommodations set forth herein, Borrower hereby acknowledges and stipulates that the Loan Agreement and the other Financing Agreements executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); and the security interests and liens granted by Borrower in favor of Lender are duly perfected, first priority security interests and liens.

6. To induce Lender to enter into this Amendment and to grant the accommodations set forth herein, Borrower hereby represents and warrants to Lender that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and except as may have been disclosed in writing by Borrower to Lender prior to the date hereof, all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

7. In consideration of Lender's willingness to enter into this Amendment and to grant the accommodations set forth herein, Borrower hereby agrees to pay to Lender (i) a nonrefundable amendment fee (the "Amendment Fee") in the amount of five thousand dollars ($5,000) in immediately available funds on the date hereof, which shall be fully earned on the date hereof, and (ii) on demand, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Financing Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

8. The effectiveness of the consent and amendment to the Loan Agreement set forth in this Amendment is subject to the satisfaction of each of the following conditions precedent, in each case in form and substance satisfactory to Lender:

(a) Lender shall have received duly executed and delivered counterparts of this Amendment from Borrower and Guarantor;

(b) Lender shall have received full payment of the Amendment Fee;

(c) Borrower shall have received all of the proceeds of the Subordinated Debt contemplated by Section 2 of this Amendment, and Lender shall have received a fully-executed original counterpart of each Subordination Agreement contemplated by Section 2 of this Amendment with respect to such Subordinated Debt; and

(d) no Default or Event of Default shall exist or occur on the date hereof.

9. Upon the effectiveness of the consent and amendment set forth in this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

10. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

11. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Florida, without giving effect to its conflict of laws principles.

12. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Financing Agreements, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

13. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any manually-executed signature page delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature page hereto.

14. To induce Lender to enter into this Amendment and to grant the accommodations set forth herein, Borrower hereby releases and forever discharges Lender and each and every one of its directors, officers, employees, representatives, legal counsel, agents, parents, subsidiaries and affiliates, and persons employed or engaged by them, whether past or present (hereinafter collectively referred to as the "Lender Releasees"), of and from all actions, agreements, damages, judgments, claims, counterclaims, and demands whatsoever, whether liquidated or unliquidated, contingent or fixed, determined or undetermined, at law or in equity, which Borrower had, now has, or may at any time have against the Lender Releasees, or any of them, for, upon or by reason of any matter, cause or thing whatsoever to the date of this Amendment, whether arising out of, related to or pertaining to the Obligations, the Financing Agreements or otherwise, including, without limitation, the negotiation, closing, administration and funding of the Obligations or the Financing Agreements. Borrower acknowledges that this provision is a material inducement for Lender entering into this Amendment and that this provision shall survive the payment in full of all Obligations and the termination of all Financing Agreements.

To the fullest extent permitted by applicable law, each party hereto hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

"LENDER": WACHOVIA BANK, NATIONAL ASSOCIATION By: /s/ Pat Cloninger Name: Pat Cloninger Title: Director

"BORROWER":

SMF ENERGY CORPORATION

By: /s/ Michael S. Shore
Name: Michael S. Shore
Title:   Senior Vice President & Chief Financial Officer

SMF SERVICES, INC.

By: /s/ Michael S. Shore
Name: Michael S. Shore
Title:   Senior Vice President & Chief Financial Officer

H & W PETROLEUM COMPANY, INC.

By: /s/ Michael S. Shore
Name: Michael S. Shore
Title:   Senior Vice President & Chief Financial Officer

JOINDER

The undersigned: (1) acknowledges and confirms that Lender’s loans, advances and credit to Borrower have been, are and will continue to be of direct economic benefit to the undersigned, (2) acknowledges that it has previously waived any right to consent to the foregoing Amendment or any future amendment to the Loan Agreement but, nevertheless, consents to all terms and provisions of the foregoing Amendment that are applicable to it, and agrees to be bound by and comply with such terms and provisions, and (3) acknowledges and confirms that its guaranty in favor of Lender executed in connection with the Loan Agreement is valid and binding and remains in full force and effect in accordance with its terms (without defense, setoff or counterclaim against enforcement thereof), which include, without limitation, its guaranty in connection with the Loan Agreement, as modified by the foregoing Amendment.

"GUARANTOR": STREICHER REALTY, INC., a Florida corporation By: /s/ Michael S. Shore Name: Michael S. Shore Title: Senior Vice President & Chief Financial Officer

Consent and Sixteenth Amendment to Loan and Security Agreement

EXHIBIT A
TO
CONSENT AND SIXTEENTH AMENDMENT
TO LOAN AND SECURITY AGREEMENT

Form of Convertible Promissory Note

(See Attached)

Consent and Sixteenth Amendment to Loan and Security Agreement

EXHIBIT B
TO
CONSENT AND SIXTEENTH AMENDMENT
TO LOAN AND SECURITY AGREEMENT

Form of Subordination Agreement

(See Attached)

Consent and Sixteenth Amendment to Loan and Security Agreement